UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2024
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 North Sam Houston Parkway West, Suite 400
Houston,	TX	77086
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2024, the Board of Directors (the “Board of Directors”) of Oceaneering International, Inc. (the “Company”) promoted Mr. Benjamin M. Laura to the role of Senior Vice President and Chief Operating Officer of the Company, effective January 1, 2025. Mr. Laura, age 45, currently serves as Senior Vice President and Chief Innovation Officer of the Company and has served in that role since October 2022. Prior to that, Mr. Laura served as Senior Vice President, Offshore Projects Group from May 2020 to October 2022, Senior Vice President, Service and Rental from March 2020 to May 2020, Vice President, Service, Technology & Rentals from 2015 to March 2020, and Director, Subsea Services from 2014 to 2015. Prior to joining the Company, Mr. Laura worked for Baker Hughes Incorporated as Vice President and Managing Director for Baker Hughes do Brasil. Mr. Laura holds a Bachelor of Science degree in Mechanical Engineering from Mississippi State University and a Master of Science degree in Engineering Technology Management from Oklahoma State University.

There are no arrangements or understandings between Mr. Laura and any other persons pursuant to which he was selected as Senior Vice President and Chief Operating Officer. There are also no family relationships between Mr. Laura and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Oceaneering International, Inc. issued November 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	November 21, 2024	By:	/S/ JENNIFER F. SIMONS
Jennifer F. Simons
Senior Vice President, Chief Legal Officer and Secretary